Exhibit 10.1

FIRST AMENDMENT TO STORAGE SERVICES AGREEMENT – ANACORTES II

This First Amendment to Storage Services Agreement – Anacortes II (this “Amendment”) is dated January 1, 2018, but effective as of November 8, 2017, by and between Tesoro Logistics Operations LLC, a Delaware limited liability company (“TLO”), and for purposes of Section 24(a) only, Tesoro Logistics GP, LLC, a Delaware limited liability company (the “General Partner”), and Andeavor Logistics LP, a Delaware limited partnership (the “Partnership”), on the one hand, and Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“Customer”), on the other hand.

RECITALS

WHEREAS, the Parties entered into that certain Storage Services Agreement – Anacortes II, dated effective as of the Commencement Date (the “Original Agreement”) pursuant to which TLO provides storage, handling, blending and other services with respect to crude oil, refinery feedstocks and refined products owned by Customer and stored at Storage Facility II, on the terms and conditions set forth therein; and
WHEREAS, the Parties desire to replace Schedule A and Schedule B of the Original Agreement with Schedule A-1 and Schedule B-1 attached hereto, respectively.
NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties to this Amendment hereby agree as follows:
1.     The Parties hereby agree to delete Schedule A and Schedule B attached to the Original Agreement and replace them in their entirety with Schedule A-1 and Schedule B-1, respectively, attached hereto and incorporated herein by reference.
2.     The Parties hereby confirm and ratify all of the terms and conditions of the Original Agreement, as amended herein, as of the date of execution hereof. All terms not defined herein shall have the meanings set forth in the Original Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the Commencement Date.

TESORO LOGISTICS OPERATIONS LLC

By:  /s/ STEVEN M. STERIN
Steven M. Sterin
President and Chief Financial Officer

ANDEAVOR LOGISTICS LP
By: TESORO LOGISTICS GP, LLC,
         its general partner

By:  /s/ STEVEN M. STERIN
Steven M. Sterin
President and Chief Financial Officer

TESORO LOGISTICS GP, LLC

By:  /s/ STEVEN M. STERIN
Steven M. Sterin
President and Chief Financial Officer

TESORO REFINING & MARKETING COMPANY LLC By: /s/ GREGORY J. GOFF Gregory J. Goff President

Schedule A-1
First Amendment to Storage Services Agreement – Anacortes II

SCHEDULE A-1
Storage Facility
Sixty-six (66) in service crude and black-oil, petroleum product, and chemicals storage tanks with a total deemed shell capacity of approximately 3.9 million Barrels, thirty-five (35) OOS or incidental tanks, a gasoline blending unit, a transfer pump house, and pipelines and other appurtenances that allow the transport of crude oil and petroleum products to and from the nearby dock and to and from other facilities located at the Refinery. “OOS” designates tanks that are currently out of service. No Shell Capacity will be charged hereunder for OOS or incidental tanks, unless an OOS tank is returned to service. For purposes of this Agreement, the Shell Capacity of each Tank shall be deemed to be the volume stated on Schedule B-1, regardless of actual capacity of a Tank that might be obtained by on site measurement or other engineering standards.

Schedule A-1
First Amendment to Storage Services Agreement – Anacortes II

SCHEDULE B-1
TANKS

TANK NUMBER	SHELL CAPACITY (in Barrels)
1	139,800
2	139,800
3	139,800
4	140,200
5	139,800
6	136,800
7	136,800
8	76,300
9	77,300
10	51,600
11	76,200
12	74,200
13	60,900
14	73,300
15	51,600
16	51,600
17	51,600
18	51,600
19	11,490
20	22,200
21	27,800
22	27,800
23	28,900
24	65,600
25	28,700
26	77,600
27	24,400
28	27,800
29	74,300
30	27,800
31	27,800
32	74,100
33	28,300
34	OOS
35	77,300
36	77,300
37	10,900
38	10,900

TANK NUMBER	SHELL CAPACITY (in Barrels)
45	281
46	OOS
47	OOS
48	OOS
53	952
54	952
55	OOS
56	424
60	140,300
62	OOS
88	OOS
89	OOS
90	OOS
91	27,900
92	141,600
95	OOS
98	OOS
99	OOS
109	488
110	OOS
113	27,900
114	115,900
115	488
134	87,800
138	281
142	142,500
147	OOS
148	137,300
156	NA
157	NA
158	NA
159	OOS
160	1,924
171	124,700
180	NA
202	182,800
203	182,800
221	NA
222	NA
223	NA
224	NA

TANK NUMBER	SHELL CAPACITY (in Barrels)
225	NA
226	NA
227	NA
228	NA
229	NA
230	29,900
231	101,300
232	OOS
247	15,600
248	16,400
249	OOS
241 A	NA
241 B	NA
255	NA
280	NA
801	896
802	896
803	896
804	896
866	713
867	713
877	NA